Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended March 31, 2024
FREMONT, Calif., April 24, 2024 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended March 31, 2024 (the “March 2024 quarter”).
Highlights for the March 2024 quarter were as follows:
•Revenue of $3.79 billion.
•U.S. GAAP gross margin of 47.5%, U.S. GAAP operating income as a percentage of revenue of 27.9%, and U.S. GAAP diluted EPS of $7.34.
•Non-GAAP gross margin of 48.7%, non-GAAP operating income as a percentage of revenue of 30.3%, and non-GAAP diluted EPS of $7.79.
Key Financial Data for the Quarters Ended
March 31, 2024 and December 24, 2023
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	March 2024	December 2023	Change Q/Q
Revenue	$3,793,558	$3,758,259	+ 0.9%
Gross margin as percentage of revenue	47.5%	46.8%	+ 70 bps
Operating income as percentage of revenue	27.9%	28.1%	- 20 bps
Diluted EPS	$7.34	$7.22	+ 1.7%

Non-GAAP
	March 2024	December 2023	Change Q/Q
Revenue	$3,793,558	$3,758,259	+ 0.9%
Gross margin as percentage of revenue	48.7%	47.6%	+ 110 bps
Operating income as percentage of revenue	30.3%	30.0%	+ 30 bps
Diluted EPS	$7.79	$7.52	+ 3.6%

U.S. GAAP Financial Results
For the March 2024 quarter, revenue was $3,794 million, gross margin was $1,801 million, or 47.5% of revenue, operating expenses were $743 million, operating income was 27.9% of revenue, and net income was $966 million, or $7.34 per diluted share on a U.S. GAAP basis. This compares to revenue of $3,758 million, gross margin of $1,757 million, or 46.8% of revenue, operating expenses of $700 million, operating income of 28.1% of revenue, and net income of $954 million, or $7.22 per diluted share, for the quarter ended December 24, 2023 (the “December 2023 quarter”). The March 2024 quarter included 14 weeks; the December 2023 quarter included 13 weeks.
Non-GAAP Financial Results
For the March 2024 quarter, non-GAAP gross margin was $1,848 million, or 48.7% of revenue, non-GAAP operating expenses were $698 million, non-GAAP operating income was 30.3% of revenue, and non-GAAP net income was $1,024 million, or $7.79 per diluted share. This compares to non-GAAP gross margin of $1,790 million, or 47.6% of revenue, non-GAAP operating expenses of $662 million, non-GAAP operating income of 30.0% of revenue, and non-GAAP net income of $994 million, or $7.52 per diluted share, for the December 2023 quarter.

“With solid revenue and earnings per share performance in the March quarter, Lam is off to a strong start in calendar 2024” said Tim Archer, Lam Research's President and Chief Executive Officer. “As our customers address the challenges in scaling semiconductors to meet the power and speed requirements for driving AI transformation, Lam is strengthening its leadership and is well-positioned for the significant opportunities ahead.”

Balance Sheet and Cash Flow Results
Cash and cash equivalents, short-term investments, and restricted cash and investments balances increased slightly to $5.7 billion at the end of the March 2024 quarter compared to $5.6 billion at the end of the December 2023 quarter. The increase was primarily the result of $1,385 million of cash generated from operating activities, partially offset by $981 million of share repurchases, including net share settlement of employee stock-based compensation; and $263 million of dividends paid to stockholders.
Deferred revenue at the end of the March 2024 quarter decreased to $1,746 million compared to $1,928 million as of the end of the December 2023 quarter. Lam's deferred revenue balance does not include shipments to customers in Japan, to whom title does not transfer until customer acceptance. Shipments to customers in Japan are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to customers in Japan was approximately $107 million as of March 31, 2024 and $157 million as of December 24, 2023.
Revenue
The geographic distribution of revenue during the March 2024 quarter is shown in the following table:

Region	Revenue
China	42%
Korea	24%
Japan	9%
Taiwan	9%
United States	6%
Southeast Asia	5%
Europe	5%
The following table presents revenue disaggregated between system and customer support-related revenue:

	Three Months Ended
	March 31, 2024	December 24, 2023	March 26, 2023
	(In thousands)
Systems revenue	$2,395,817	$2,299,286	$2,256,033
Customer support-related revenue and other	1,397,741	1,458,973	1,613,536
	$3,793,558	$3,758,259	$3,869,569

Systems revenue includes sales of new leading-edge equipment in deposition, etch and clean markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant® product line.
Outlook
For the quarter ended June 30, 2024, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP

Revenue	$3.8 Billion	+/-	$300 Million	—		$3.8 Billion	+/-	$300 Million
Gross margin as a percentage of revenue	46.7%	+/-	1%	$30	Million	47.5%	+/-	1%
Operating income as a percentage of revenue	28.3%	+/-	1%	$43	Million	29.5%	+/-	1%
Net income per diluted share	$7.20	+/-	$0.75	$39	Million	$7.50	+/-	$0.75
Diluted share count	131 million			—		131 million
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other significant arrangements that may be completed or realized after the date of this release, except as described below. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•Gross margin as a percentage of revenue - transformational costs, $18 million; restructuring charges, $9 million; and amortization related to intangible assets acquired through business combinations, $3 million; totaling $30 million.

•Operating income as a percentage of revenue - transformational costs, $29 million; restructuring charges, $10 million; and amortization related to intangible assets acquired through business combinations, $4 million; totaling $43 million.

•Net income per diluted share - transformational costs, $29 million; restructuring charges, $10 million; amortization related to intangible assets acquired though business combinations, $4 million; amortization of debt discounts, $1 million; and associated tax benefit for non-GAAP items ($5 million); totaling $39 million.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the March 2024 and December 2023 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, net restructuring charges, transformational costs, and the net income tax effect of non-GAAP items. The March 2024 non-GAAP results also exclude expenses associated with the impairment of long-lived assets.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at https://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our outlook and guidance for future financial results, including revenue, gross margin, operating income and net income; our performance in calendar year 2024; the objectives of our customers; the requirements for driving artificial intelligence transformation; the strengthening of our leadership; and the significance of the opportunities ahead and Lam’s positioning relative to those opportunities. Some factors that may affect these forward-looking statements include: trade regulations, export controls, trade disputes, and other geopolitical tensions may inhibit our ability to sell our products; business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; supply chain cost increases and other inflationary pressures have impacted and may continue to impact our profitability; supply chain disruptions or manufacturing capacity constraints may limit our ability to manufacture and sell our products; and natural and human-caused disasters, disease outbreaks, war, terrorism, political or governmental unrest or instability, or other events beyond our control may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10-K for the fiscal year ended June 25, 2023 and our quarterly report on Form 10-Q for the fiscal quarter ended December 24, 2023. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.
Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam's equipment and services allow customers to build smaller and better performing devices. In fact, today, nearly every advanced chip is built with Lam technology. We combine superior systems engineering, technology leadership, and a strong values-based culture, with an unwavering commitment to our customers. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX)
Consolidated Financial Tables Follow.
 ###

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended			Nine Months Ended
	March 31, 2024	December 24, 2023	March 26, 2023	March 31, 2024	March 26, 2023
Revenue	$3,793,558	$3,758,259	$3,869,569	$11,033,879	$14,221,259
Cost of goods sold	1,977,820	1,985,847	2,197,237	5,783,087	7,835,743
Restructuring charges, net - cost of goods sold	15,202	14,957	66,720	38,099	66,720
Total cost of goods sold	1,993,022	2,000,804	2,263,957	5,821,186	7,902,463
Gross margin	1,800,536	1,757,455	1,605,612	5,212,693	6,318,796
Gross margin as a percent of revenue	47.5%	46.8%	41.5%	47.2%	44.4%
Research and development	512,274	469,712	429,451	1,404,615	1,325,211
Selling, general and administrative	215,904	228,843	193,500	651,770	632,922
Restructuring charges, net - operating expenses	15,246	1,688	40,408	18,955	40,408
Total operating expenses	743,424	700,243	663,359	2,075,340	1,998,541
Operating income	1,057,112	1,057,212	942,253	3,137,353	4,320,255
Operating income as a percent of revenue	27.9%	28.1%	24.4%	28.4%	30.4%
Other income (expense), net	36,073	29,839	(3,331)	68,513	(74,660)
Income before income taxes	1,093,185	1,087,051	938,922	3,205,866	4,245,595
Income tax expense	(127,359)	(132,785)	(124,914)	(398,376)	(537,201)
Net income	$965,826	$954,266	$814,008	$2,807,490	$3,708,394
Net income per share:
Basic	$7.38	$7.25	$6.03	$21.32	$27.28
Diluted	$7.34	$7.22	$6.01	$21.22	$27.20
Number of shares used in per share calculations:
Basic	130,838	131,629	134,924	131,663	135,945
Diluted	131,518	132,220	135,395	132,282	136,314
Cash dividend declared per common share	$2.00	$2.00	$1.725	$6.00	$5.175

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2024	December 24, 2023	June 25, 2023
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$5,672,232	$5,623,289	$5,337,056
Investments	—	14,720	37,641
Accounts receivable, net	2,203,707	2,707,458	2,823,376
Inventories	4,322,967	4,429,906	4,816,190
Prepaid expenses and other current assets	289,530	279,239	214,149
Total current assets	12,488,436	13,054,612	13,228,412
Property and equipment, net	2,181,741	2,147,482	1,856,672
Goodwill and intangible assets	1,768,998	1,777,593	1,790,943
Other assets	1,840,475	1,804,165	1,905,616
Total assets	$18,279,650	$18,783,852	$18,781,643
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$505,066	$3,779	$8,358
Other current liabilities	3,925,023	4,268,604	4,176,560
Total current liabilities	4,430,089	4,272,383	4,184,918
Long-term debt and finance lease obligations	4,478,385	4,980,005	5,003,183
Income taxes payable	832,397	797,556	882,084
Other long-term liabilities	516,678	511,430	501,286
Total liabilities	10,257,549	10,561,374	10,571,471
Stockholders’ equity (2)	8,022,101	8,222,478	8,210,172
Total liabilities and stockholders’ equity	$18,279,650	$18,783,852	$18,781,643

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 130,736 as of March 31, 2024, 131,278 as of December 24, 2023, and 133,297 as of June 25, 2023.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended			Nine Months Ended
	March 31, 2024	December 24, 2023	March 26, 2023	March 31, 2024	March 26, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$965,826	$954,266	$814,008	$2,807,490	$3,708,394
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	89,922	90,941	91,663	271,342	252,828
Deferred income taxes	(24,621)	(88,747)	7,195	(137,606)	(133,101)
Equity-based compensation expense	76,854	69,901	73,911	213,966	218,105
Other, net	10,210	4,182	1,559	14,242	11,537
Changes in operating assets and liabilities	266,645	423,297	738,102	620,405	(1,550)
Net cash provided by operating activities	1,384,836	1,453,840	1,726,438	3,789,839	4,056,213
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(103,654)	(115,276)	(119,457)	(295,922)	(422,898)
Business acquisitions, net of cash acquired	—	—	—	—	(119,955)
Net maturities and sales of available-for-sale securities	14,650	15,841	39,414	37,766	71,852
Other, net	(3,356)	(2,523)	(4,289)	(10,845)	(8,381)
Net cash used for investing activities	(92,360)	(101,958)	(84,332)	(269,001)	(479,382)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt, including finance lease obligations	(1,060)	(986)	(2,209)	(255,155)	(21,145)
Treasury stock purchases	(980,561)	(645,458)	(581,943)	(2,469,257)	(1,147,998)
Dividends paid	(262,707)	(264,414)	(233,977)	(757,453)	(675,572)
Reissuance of treasury stock related to employee stock purchase plan	—	53,081	—	53,081	44,996
Proceeds from issuance of common stock	8,235	1,704	—	12,757	7,673
Other, net	300	(3,821)	(1,399)	(5,672)	(635)
Net cash used for financing activities	(1,235,793)	(859,894)	(819,528)	(3,421,699)	(1,792,681)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(8,452)	6,725	(2,302)	(12,758)	(1,349)
Net change in cash, cash equivalents, and restricted cash	48,231	498,713	820,276	86,381	1,782,801
Cash, cash equivalents, and restricted cash at beginning of period (1)	5,625,522	5,126,809	4,736,060	5,587,372	3,773,535
Cash, cash equivalents, and restricted cash at end of period (1)	$5,673,753	$5,625,522	$5,556,336	$5,673,753	$5,556,336

(1)	Restricted cash is reported within Other assets in the Condensed Consolidated Balance Sheets

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	March 31, 2024	December 24, 2023
Revenue	$3,793,558	$3,758,259
Gross margin	$1,847,752	$1,790,388
Gross margin as percentage of revenue	48.7%	47.6%
Operating expenses	$697,672	$662,259
Operating income	$1,150,080	$1,128,129
Operating income as a percentage of revenue	30.3%	30.0%
Net income	$1,024,206	$994,285
Net income per diluted share	$7.79	$7.52
Shares used in per share calculation - diluted	131,518	132,220
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31, 2024	December 24, 2023
U.S. GAAP net income	$965,826	$954,266
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	3,076	2,631
Elective deferred compensation ("EDC") related liability valuation increase - cost of goods sold	6,963	6,492
Restructuring charges, net - cost of goods sold	15,202	14,957
Transformational costs - cost of goods sold	13,270	8,853
Impairment of long-lived assets - cost of goods sold	8,705	—
EDC related liability valuation increase - research and development	12,534	11,685
Transformational costs - Research and development	4,423	—
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	770	770
EDC related liability valuation increase - selling, general and administrative	8,356	7,790
Transformational costs - selling, general and administrative	4,423	16,051
Restructuring charges, net - operating expenses	15,246	1,688
Amortization of note discounts - other income (expense), net	753	746
Gain on EDC related asset - other income (expense), net	(26,495)	(25,530)
Net income tax benefit on non-GAAP items	(8,846)	(6,114)
Non-GAAP net income	$1,024,206	$994,285
Non-GAAP net income per diluted share	$7.79	$7.52
U.S. GAAP net income per diluted share	$7.34	$7.22
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	131,518	132,220

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	March 31, 2024	December 24, 2023
U.S. GAAP gross margin	$1,800,536	$1,757,455
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	3,076	2,631
EDC related liability valuation increase	6,963	6,492
Restructuring charges, net	15,202	14,957
Transformational costs	13,270	8,853
Impairment of long-lived assets	8,705	—
Non-GAAP gross margin	$1,847,752	$1,790,388
U.S. GAAP gross margin as a percentage of revenue	47.5%	46.8%
Non-GAAP gross margin as a percentage of revenue	48.7%	47.6%
U.S. GAAP operating expenses	$743,424	$700,243
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(770)	(770)
EDC related liability valuation increase	(20,890)	(19,475)
Restructuring charges, net	(15,246)	(1,688)
Transformational costs	(8,846)	(16,051)
Non-GAAP operating expenses	$697,672	$662,259
U.S. GAAP operating income	$1,057,112	$1,057,212
Non-GAAP operating income	$1,150,080	$1,128,129
U.S. GAAP operating income as percent of revenue	27.9%	28.1%
Non-GAAP operating income as a percent of revenue	30.3%	30.0%

Lam Research Corporation Contacts:
Ram Ganesh, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com